UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2005

                          GAMMACAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-32835
                            (Commission File Number)

                                   33-0956433
                        (IRS Employer Identification No.)

                  11 Ben Gurion St., 54100 Givat Shmuel, Israel
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code: 972 3 5774475


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On December 13, 2005, Gammacan, Ltd., a subsidiary of Gammacan International, Inc. (the "Corporation") entered into a Research and Licensing Agreement with Tel Hashomer Medical Research Infrastructure and Services Ltd. ("THM"), pursuant to which the Corporation has agreed to provide THM with $200,000 in funding for THM to conduct a research project relating to the mechanism of action for IVIGg, hyper-immune IVIG and use of IVIGg as an anti-cancer treatment. In exchange THM has granted to the Corporation an exclusive license to any resulting technology and information.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.

Exhibit Number                             Description
--------------    --------------------------------------------------------------
10.1              Research and Licensing Agreement, dated December 13, 2005, by and between Gammacan, Ltd. and Tel Hashomer Medical Research
                  Infrastructure and Services Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GAMMACAN INTERNATIONAL, INC.

                                            /s/ VERED CAPLAN
                                            ----------------
                                            Vered Caplan,
                                            Chief Executive Officer


                                            Date: December 19, 2005